Contingent Liabilities and Commitments (Details)	12 Months Ended
Dec. 31, 2019
Contingent Liabilities and Commitments (Textual)
Royalties, description	The Company's aggregate contingent obligations for payments to IIA, based on royalty-bearing participation received or accrued amounted to $33,440 (including interest of $5,837).
Royalties percentage, description	The Company is obligated to pay royalties to the Government of Israel through the IIA at the rates of 3% to 3.5% on sales proceeds from products developed through the grants received from the IIA. The maximum amount of royalties payable to the Government of Israel is limited to 100% of the grants received, linked to the dollar and bearing interest at the LIBOR rate.